UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 8, 2008


                            FEDERAL TRUST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


           Florida                   001-31724               59-2935028
           -------                   ---------               ----------
(State or other jurisdiction    Commission File Number    (I.R.S. Employer
     of incorporation)                                   Identification No.)

     312 West First Street
        Sanford, Florida                                       32771
        ----------------                                       -----
(address of principal executive offices)                     (zip code)

                                 (407) 323-1833
                                 --------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))




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FORWARD-LOOKING STATEMENTS

     This current report contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

     o general economic conditions, either nationally or in our market areas, that are worse than expected;

     o changes in laws or government regulations or policies affecting financial
       institutions,   including  changes   in  regulatory   fees  and   capital
       requirements;

     o competition among depository and other financial institutions;

     o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

     o adverse changes in the securities markets; and

     o changes in our organization, compensation and benefit plans.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 1.01.  Entry Into A Material Definitive Agreement
            ------------------------------------------

     On August 11, 2008, Federal Trust Corporation (the "Company") entered into a non-binding letter of intent with Sidhu Advisors FDT, LLC ("Sidhu"), whereby Sidhu, or a newly-formed affiliate, would invest at least $30 million in the Company and acquire control of the Company. The proposed transaction remains subject to entering into a definitive agreement between the Company and Sidhu and other conditions, including completion of an updated due diligence review of the Company by Sidhu. It is expected that the terms of a proposed transaction would be subject to shareholder approval, as well as approval by the Office of Thrift Supervision. The letter of intent expires August 25, 2008.

     The  Company  and  Sidhu  are  currently  parties  to  a  Standby  Purchase
Agreement, dated May 12, 2008, as disclosed in previous filings with the Securities and Exchange Commission.

     The foregoing description of the non-binding letter of intent is qualified in its entirety by reference to the non-binding letter of intent, which is attached hereto as Exhibit 10, and is incorporated by reference into this Item
1.01. A press release announcing the execution of the non-binding letter of intent is attached hereto as Exhibit 99.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related
            -------------------------------------------------------------------
            Audit Report or Completed Interim Review
            ----------------------------------------

     (a) On August 8, 2008, the Board of Directors of the Company determined that the financial statements for the three months ended March 31, 2008 as included in the Company's Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the Quarter Ended March 31, 2008, and the financial statements for the three and six months ended June 30, 2008 as included in the Company's press release dated July 25, 2008, should no longer be relied upon because the Company is restating earnings previously reported for the quarter ended March 31, 2008 and the three and six months ended June 30, 2008.

     The restatement represents the Company's reassessment of the operating losses and trends in past due and non-performing loans over the past five quarters. As a result of this reassessment, the Company determined that it is more likely than not that the Company's deferred tax asset will not be realized and, therefore, the Company recorded a deferred tax asset valuation allowance at March 31, 2008 of $9.1 million.

     The valuation allowance and restatement will have no effect on the regulatory capital position of Federal Trust Bank, which remains "adequately capitalized" for regulatory purposes as of both March 31, 2008 and June 30, 2008. While the valuation allowance will reduce the previously reported earnings, it is a non-cash charge that has no effect on the Bank's liquidity. After this restatement, the Company will report a loss of $11.2 million for the three months ended March 31, 2008, compared to the $2.2 million loss as previously reported. For the three and six month periods ended June 30, 2008, the revised losses would be $4.6 million and $15.8 million, respectively, compared to losses of $2.8 million and $5.1 million as previously reported for these periods. These results will be reflected in the Company's Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2008, and an amendment to the Company's Quarterly Report on Form 10-Q/A for the Quarterly Period Ended March 31, 2008, which will be filed on a subsequent date with the Securities and Exchange Commission.

     The Company's Audit Committee has discussed with the Company's independent registered public accounting firm the matters disclosed in this Item 4.02 of this Current Report on Form 8-K.

ITEM 8.01.  Other Events
            ------------

     On August 11, 2008, the Company issued a press release announcing the execution of the non-binding letter of intent and the restatement. A copy of this press release is attached hereto as Exhibit 99.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

      Exhibit No.                        Description
      ----------                         -----------

      10                                 Non-binding letter of intent

      99                                 Press Release Dated August 11, 2008





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 12, 2008
                                  Federal Trust Corporation
                                  (Registrant)


                                  By:\s\ Dennis T. Ward
                                  --------------------------------------------
                                    Dennis T. Ward
                                    President and
                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description
----------                        -----------

       10                         Non-binding letter of intent

       99                         Press Release Dated August 11, 2008